                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          GLACIER WATER SERVICES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                           GLACIER WATER SERVICES, INC
                         2651 La Mirada Drive, Suite 100
                             Vista, California 92083

                           ---------------------------

                            NOTICE OF ANNUAL MEETING
                          To be held at the offices of
                   Kayne Anderson Investment Management, Inc.
                     1800 Avenue of the Stars, Second Floor
                          Los Angeles, California 90067

                                  July 11, 2002

To Our Stockholders:

     NOTICE is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Glacier Water Services, Inc. (the "Company") will be held at 11:00 a.m. (Los Angeles time) on Thursday, July 11, 2002, at the offices of Kayne Anderson Investment Management, Inc., 1800 Avenue of the Stars, Second Floor, Los Angeles, California, 90067 for the following purposes:

     1. To elect eight directors to serve for a term of one year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

     2. To approve an amendment to the 1994 Stock Compensation Program to increase the maximum number of shares of the Company's common stock issuable under the Program; and

     3. To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Holders of the Company's common stock, par value $.01 per share, as of the close of business on May 28, 2002, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Annual Meeting. The Company's Board of Directors and officers urge that all stockholders of record exercise their right to vote at the Annual Meeting personally or by proxy. Accordingly, we are sending you the enclosed Proxy Statement and proxy card, as well as the fiscal year 2001 Annual Report.

     Whether or not you plan to attend the Annual Meeting, please indicate your vote on the accompanying proxy card and sign, date and return it as promptly as possible in the enclosed self-addressed, postage-paid envelope.

     Your prompt response will be appreciated.

                               By Order of the Board of Directors

                               /s/ W. David Walters
                               W. David Walters
                               Senior Vice President and Chief Financial Officer

Vista, California
June 11, 2002

                          GLACIER WATER SERVICES, INC.
                         2651 La Mirada Drive, Suite 100
                                 Vista, CA 92083

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held July 11, 2002

                            ------------------------

                                 PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of Glacier Water Services, Inc. (the "Company") to be used at the Annual Meeting of Stockholders on Thursday, July 11, 2002 (the "Annual Meeting"). This Proxy Statement, the enclosed form of proxy and the fiscal year 2001 Annual Report are being sent to stockholders on or about July 1, 2002.

     At the Annual Meeting, stockholders will be asked to consider and vote upon the following items:

     1. To elect eight directors to serve for a term of one year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

     2. To approve an amendment to the 1994 Stock Compensation Program to increase the maximum number of shares of the Company's common stock issuable under the Program; and

     3. To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The fiscal year 2001 Annual Report that accompanies this Proxy Statement is not to be regarded as proxy soliciting material.

     The Board of Directors of the Company believes that election of its director nominees and the approval of the amendment to the 1994 Stock Compensation Program are in the best interests of the Company and its stockholders and recommends to the stockholders of the Company the approval of each of these proposals.

                                     VOTING

     Shares represented by duly executed and unrevoked proxies in the enclosed form received by the Board of Directors prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the specifications made therein by the stockholders, unless authority to do so is withheld. If no specification is made, shares represented by duly executed and unrevoked proxies will be voted FOR the election as directors of the nominees listed herein, FOR the amendment to the 1994 Stock Compensation Program, and, with respect to any other matter that may properly come before the Annual Meeting, in the discretion of the persons voting the respective proxies.

     No provision for rights of appraisal or similar rights of dissenters are applicable with respect to the matters to be voted upon at the Annual Meeting.

     Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person, and any stockholder giving a proxy may revoke it at any time prior to its exercise at the Annual Meeting by giving notice of such revocation either personally or in writing to the Secretary of the Company at the Company's executive offices, located at the address set forth above, by subsequently executing and delivering another proxy or by voting in person at the Annual Meeting.

     The Company has retained Mellon Investor Services LLC to assist in soliciting proxies from brokers and nominees for the Annual Meeting. The estimated cost for these services is $20,000 and will be borne by the Company. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit proxies by telephone, facsimile, telegraph or cable; such persons will not be compensated for such solicitation.

     Only holders of record of the Company's common stock, $.01 par value (the "Common Stock"), as of the close of business on May 28, 2002 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were outstanding 2,846,849 shares of Common Stock. Each share of Common Stock is entitled to one vote on all matters presented at the Annual Meeting.

Vote Required

     The election of the director nominees requires a plurality of the votes cast in person or by proxy at the Annual Meeting. Under Delaware law, the Company's Certificate of Incorporation and the Company's Bylaws, shares as to which a stockholder abstains or withholds from voting on the election of directors and shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") on the election of directors will not be counted as voting thereon and therefore will not affect the election of the nominees receiving a plurality of the votes cast.

     The approval of the amendment to the 1994 Stock Compensation Program requires the affirmative vote of at least a majority of the outstanding shares of the Common Stock.

                              ELECTION OF DIRECTORS

     The Certificate of Incorporation of the Company fixes the number of directors at not less than one nor more than nine, with the exact number to be set by resolution of the Board of Directors. The Board of Directors has set the authorized number of directors at eight, and proposes the election of eight directors to hold office until the next Annual Meeting and until their successors are duly elected and qualified. Unless authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of the eight nominees presented below. Except as set forth below, persons named as proxies may not vote for the election of any person to the office of director for which a bona fide nominee is not named in the Proxy Statement. All nominees have consented to serve as a director for the ensuing year. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named in the enclosed proxy will vote for any substitute nominee designated by the Board of Directors.

     The names and certain information concerning the persons to be nominated as directors by the Board of Directors at the Annual Meeting are set forth below.

             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE
                 ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

                NOMINEES FOR DIRECTORS FOR TERMS EXPIRING IN 2002

Name and Age as of the         Position, Principal Occupation, Business
July 11, 2002 Meeting Date     Experience and Directorships
William A. Armstrong, 61       Mr. Armstrong has been a director of the Company since January 2002. Mr. Armstrong is Vice-President, Administration for McKesson Corporation, a health care services and technology company, where he has served in various positions since 1972. Mr.
                               Armstrong expects to retire June 30, 2002. He is director of the YMCA of San
                               Francisco and a Business Volunteer for the Arts and the American Conservatory
                               Theater.

William G. Bell, 55            Mr. Bell has been a director of the Company since January 2002. Mr. Bell serves on the Board of Directors of Aqua Filter Fresh, Inc., Alpine Spring Water Company,
                               Tyler Mountain Water Company, Wissahickon Spring Water Company, Reid Plastic
                               Holdings and Consolidated Container Company, and was past Chairman of the
                               International Bottled Water Association. Additionally, he serves as the President of
                               Tyler Mountain Water Company, a bottled water company. Previously, Mr. Bell held various management positions at Polar Water Company, including General Manager and
                               Northern Region Director before his departure in 1980 to found Aqua Filter Fresh,
                               Inc.

Richard A. Kayne, 57           Mr. Kayne has been a director of the Company since March 1995. Mr. Kayne served as
                               Chairman of the Board from September 1999 to June 2001. Mr. Kayne and John E.
                               Anderson founded Kayne Anderson Investment Management, Inc. in 1984. Mr. Kayne
                               currently serves as President, Chief Executive Officer and director of Kayne
                               Anderson Investment Management, Inc., the general partner of Kayne Anderson Capital
                               Advisors, L.P., an investment management firm, and its broker-dealer affiliate, KA
                               Associates, Inc. He is also Co-Chair of the Management Committee of Kayne Anderson
                               Rudnick Investment Management, LLC, an investment management firm. Mr. Kayne is also a director of FAO, Inc., formerly known as The Right Start, Inc., a retailer of products for infants and children.

Brian H. McInerney, 34         Mr. McInerney joined the Company in May 2001 as the President and Chief Executive
                               Officer. Prior to joining the Company, Mr. McInerney was the Vice President,
                               Worldwide Autolite Products for Honeywell International (AlliedSignal), a
                               manufacturing company. Mr. McInerney joined AlliedSignal in 1997 and served in various marketing management positions. Mr. McInerney began his marketing career at
                               Nabisco, a diversified food company. Prior thereto, he served at KPMG, an accounting firm, as a financial auditor. Mr. McInerney holds a bachelors degree in Finance from
                               Lehigh University and an MBA from the Columbia Business School.

Peter H. Neuwirth, 63          Mr. Neuwirth has been a director of the Company since January 2000 and has served as
                               Vice-Chairman of the Board since October 2000. Mr. Neuwirth currently serves as
                               President and Chairman of the Board of Advanced Engine Management, Inc., a
                               manufacturer of high-performance automotive systems, and has held that position since 1997. Mr. Neuwirth served as President of Imported Parts and Accessories
                               Company, Inc., a major importer and distributor of replacement parts for imported cars and light trucks to the specialist repair industry, from 1979 to 1995. Mr.
                               Neuwirth currently serves on the Board of Directors of American Rebuilders, Inc.

Charles A. Norris, 56          Mr. Norris has served as Chairman of the Board of Glacier Water Services, Inc. since
                               June 2001. Mr. Norris is the Chairman of the Board of Day Runner, Inc., a personal organizer and planner company. Mr. Norris is the retired President of McKesson Water
                               Products Company, a bottled water company, where he served as President from 1990 until he retired in October 2000. Glacier acquired Aqua-Vend, a division of McKesson
                               Water Products Company, in 1997. Mr. Norris is a past Chairman of the International
                               Bottled Water Association.

Name and Age as of the         Position, Principal Occupation, Business
July 11, 2002 Meeting Date     Experience and Directorships
--------------------------     ----------------------------------------
Scott H. Shlecter, 49          Mr. Shlecter has been a director of the Company since June 1997. Mr. Shlecter currently serves as a Portfolio Analyst for Kayne Anderson Capital Advisors, L.P.

                               Mr. Shlecter served as Chief Executive Officer of Jewelry.com, an internet retailer, from September 1999 to August 2000. Mr. Shlecter is the President Emeritus and a
                               founder of the North American practice of L.E.K. Consulting, an international business consulting firm. Mr. Shlecter has served as President Emeritus at L.E.K.
                               Consulting since January 1999. Mr. Shlecter served as President of L.E.K. Consulting from 1989 to January 1, 1999.

Robert V. Sinnott, 53          Mr. Sinnott has been a director of the Company since April 1993. Mr. Sinnott currently serves as a Senior Vice President of Kayne Anderson Investment Management,
                               Inc. and as a partner of Kayne Anderson Capital Advisors, L.P., and has served in such capacities since 1992. Mr. Sinnott is also a Director of Plains Resources,
                               Inc., an oil and gas exploration and production company, and Plains All American
                               Pipeline L.P., an oil and gas transportation and storage company.

           INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors is responsible for the overall affairs of the Company. The Board of Directors met a total of four times during the 2001 fiscal year, including regularly scheduled and special meetings. The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating Committee. The current members of each of the Board's committees are listed below. No member of the Board of Directors attended fewer than 75% of the meetings of the Board or such Committees on which he served during fiscal 2001, except for Mr. Foreman who attended four of the six Audit Committee Meetings.

The Audit Committee

     The members of the Audit Committee for the 2001 fiscal year were Messrs. Foreman, Neuwirth and Shlecter. Mr. Foreman resigned as a director and as a member of the Audit Committee in December 2001. The Audit Committee met six times during the 2001 fiscal year. For fiscal year 2002 the Audit Committee consists of Messrs. Bell, Neuwirth and Norris. The Audit Committee, which is composed solely of outside directors who are independent within the meaning of the requirements of the American Stock Exchange, meets periodically with the Company's independent auditors and management to discuss accounting principles, financial and accounting controls, the scope and results of the annual audit, internal controls and other matters; advises the Board on matters related to accounting and auditing; and reviews management's selection of independent auditors. The independent auditors have complete access to the committee, without management present, to discuss results of their audit and their observations on adequacy of internal controls, quality of financial reporting, and other accounting and auditing matters.

The Compensation Committee

     The members of the Compensation Committee for the 2001 fiscal year were Messrs. Kayne, Shlecter and Sinnott. The members of the Compensation Committee for the 2002 fiscal year consist of Messrs. Armstrong, Shlecter and Sinnott. None of the members of the Compensation Committee have ever been officers or employees of the Company. The Compensation Committee reviews and takes action regarding terms of compensation, employment contracts and pension matters that concern officers and key employees of the Company. The Compensation Committee is also responsible for the administration and award of stock options under the Company's stock option plans. The Compensation Committee met in February and December to determine the compensation of the executive officers and key employees of the Company.

The Nominating Committee

     The members of the Nominating Committee for fiscal year 2001 were Messrs. Sinnott and Welch. Mr. Welch resigned as a director and as a member of the Nominating Committee in December 2001. The Nominating Committee for fiscal year 2002 consists of Messrs. Neuwirth and Sinnott. The Nominating Committee recommends to the Board nominees for Board membership and makes recommendations as to Board policies concerning the selection, tenure and qualifications of directors. The Nominating Committee reviews the qualifications of, among others, those persons recommended for nomination to the Board of Directors by stockholders. A stockholder suggesting a nominee to the Board should send the nominee's name, biographical material, beneficial ownership of the Company's stock and other relevant information in writing to the Secretary of the Company in a timely manner as set forth in the Company's Bylaws, accompanied by a consent of such nominee to serve as a director if elected. Nominees must be willing to devote the time required to serve effectively as a director and as a member of one or more Board committees. In order to submit a nomination, a stockholder must be a holder of record on the date of such submission and on the record date for determining stockholders entitled to vote at the meeting at which the election will take place. The Nominating Committee met in March 2002 for the purpose of recommending to the Board the nomination of the nominees named in this Proxy Statement.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

     Name                          Position                                                              Age
     --------------------------    --------------------------------------------------------------    -------
     Brian H. McInerney            President and Chief Executive Officer                                 34
     Steven L. Murphy              Senior Vice President and Chief Operating Officer                     53
     W. David Walters              Senior Vice President, Chief Financial Officer and Secretary          53
     Luz E. Gonzales               Vice President, Human Resources                                       49
     Brian T. Nakagawa             Vice President, Technology & Information Systems                      48
     Kenneth W. Sumner, Sr.        Vice President, Sales                                                 62

     The executive officers are elected by and serve at the discretion of the Board of Directors until their successors are duly chosen and qualified.

     Brian H. McInerney

     Mr. McInerney joined the Company in May 2001 as the President and Chief Executive Officer. Prior to joining the Company, Mr. McInerney was the Vice President, Worldwide Autolite Products for Honeywell International (AlliedSignal), a manufacturing company. Mr. McInerney joined AlliedSignal in 1997 and served in various marketing management positions. Mr. McInerney began his marketing career at Nabisco, a diversified food company. Prior thereto, he served at KPMG, an accounting firm, as a financial auditor. Mr. McInerney holds a bachelors degree in Finance from Lehigh University and an MBA from the Columbia Business School.

     Steven L. Murphy

     Mr. Murphy joined the Company in October 2000 as Senior Vice President and Chief Operating Officer. From 1998 to 2000, Mr. Murphy served as Vice President, Finance and Chief Financial Officer of World Wide Parts and Accessories Company (WORLDPAC), a major importer and distributor of replacement parts for imported cars and light trucks to the specialist repair industry. From 1977 to 1998, Mr. Murphy served in various roles for WORLDPAC, including Vice President of Operations and Vice President, General Manager.

     W. David Walters

     Mr. Walters has served as Senior Vice President, Chief Financial Officer and Secretary since January 2000. Mr. Walters joined the Company in January 1999 as Chief Financial Officer, Vice President-Finance and Secretary. From 1997 to 1999, Mr. Walters was the Vice President Finance and Controller for the Penn Traffic Company, a grocery supermarket retailer. From 1996 to 1997, Mr. Walters was the Vice President, Controller for Bruno's, Inc., a grocery supermarket retailer. From 1992 to 1996, Mr. Walters was the Chief Financial Officer for ABCO Markets, Inc., a grocery supermarket retailer.

     Luz E. Gonzales

     Ms. Gonzales joined the Company in February 1995 as Vice President of Human Resources. From 1981 to February 1995, Ms. Gonzales was Corporate Director of Human Resources for Southwest Water Company, a water utility and water waste management company. Prior thereto, Ms. Gonzales served at American Isuzu Motors, an automotive manufacturer, as Human Resources Manager.

     Brian T. Nakagawa

     Mr. Nakagawa has served as Vice President, Technology and Information Systems since February 1996, after joining the Company as Director of Technology and Information Systems in June 1995. Prior to joining the Company, Mr. Nakagawa was the owner of New Frontier Technologies, an information system consulting company.

     Kenneth W. Sumner, Sr.

     Mr. Sumner joined the Company in February 2002 as Vice President, Sales when Glacier acquired the assets of Pure Fill Corporation. Mr. Sumner was the President of Pure Fill Corporation from February 1999 through February 2002. From December 1997 to February 1999, Mr. Sumner was General Manager of National Water Services, a subsidiary of Pure Fill Corporation. From 1985 through 1996, Mr. Sumner held various positions with Coca-Cola Bottling Plants in Kentucky and Virginia.

                             EXECUTIVE COMPENSATION

Summary of Compensation

     The table below presents information concerning the compensation of (i) the Chief Executive Officer of the Company during fiscal 2001 (ii) the four persons who served as executive officers of the Company at December 30, 2001 and who received over $100,000 as compensation for such services and (iii) one person who served as an executive officer with the Company and received over $100,000 for such services during fiscal 2001 (the persons listed in the table below are the "Named Executive Officers").

                           Summary Compensation Table

                                                                                         Long-Term
                                                                                       Compensation
                                                     Annual Compensation                  Awards
                                          ------------------------------------------   ------------
             Name                                                        Other          Securities          All
             And                                                        Annual          Underlying         Other
          Principal                        Salary     Bonus (1)     Compensation (2)     Options       Compensation
           Position              Year        ($)         ($)             ($)               (#)              ($)
           --------              ----     ---------   ---------     ----------------   ------------    ------------
Brian H. McInerney               2001     $ 146,794   $ 190,000             --            125,000         $ 71,072
President and Chief              2000            --          --             --                 --               --
Executive Officer (3)            1999            --          --             --                 --               --

Steven L. Murphy                 2001     $ 200,000   $  50,098             --             25,000         $120,000
Senior Vice President,           2000     $  37,000          --             --             50,000               --
Chief Operating Officer (4)      1999            --          --             --                 --               --

W. David Walters                 2001     $ 195,938   $  50,098             --             75,000               --
Senior Vice President,           2000     $ 178,000          --             --              6,000               --
Chief Financial Officer (5)      1999     $ 155,481          --             --             37,222         $126,192

Glen A. Skumlien, former         2001     $ 149,885   $  25,049             --              1,500               --
Executive Vice                   2000     $ 144,000          --             --              6,000               --
President (6)                    1999     $ 133,000          --             --                 --               --

Luz E. Gonzales                  2001     $ 107,846   $  20,000             --              1,500               --
Vice President,                  2000     $ 100,000          --             --              5,000               --
Human Resources                  1999     $  89,000          --             --                 --               --

Brian T. Nakagawa                2001     $ 103,846   $  20,000             --              1,500               --
Vice President, Technology       2000     $  96,000          --             --              5,000               --
and Information Systems          1999     $  88,000          --             --                 --               --

(1)  Except as indicated in note (3), all 2001 bonus amounts were paid in 2002.

(2) Other Annual Compensation did not exceed the lesser of $50,000 or 10% of the Named Executive Officer's salary and bonus.

(3) Mr. McInerney has served as President and Chief Executive Officer since May 2001. The initial $75,000 of Mr. McInerney's 2001 bonus was paid in 2001. The remaining $115,000 was paid in 2002. All other compensation for Mr. McInerney represents amounts paid by the Company to third parties in connection with relocation expenses and associated income taxes.

(4) Mr. Murphy has served as Senior Vice President and Chief Operating Officer since October 2000. All other compensation for Mr. Murphy represents amounts paid by the Company to third parties in connection with relocation expenses and associated income taxes.

(5) Mr. Walters has served as Senior Vice President and Chief Financial Officer since January 2000. Mr. Walters joined the Company in January 1999 as Chief Financial Officer and Vice President, Finance. All Other Compensation for Mr. Walters represents amounts paid by the Company to third parties in connection with relocation expenses and associated income taxes.

(6)  Mr. Skumlien served as Executive Vice President until April 2002.

Option Grants in Fiscal 2001

     The following table presents certain information regarding stock option grants to each of the Named Executive Officers during the fiscal year ended December 30, 2001.

                                                                                                Potential Realizable
                                                                                                  Value at Assumed
                                                                                                    Annual Rates
                                                                                                   of Stock Price
                                                                                                  Appreciation for
                                                Individual Grants                                    Option Term
                            ----------------------------------------------------------        ------------------------
                             Number of      Percent of
                            Securities        Total
                            Underlying       Options         Exercise
                              Option        Granted to        Or Base
                             Granted       Employees in        Price        Expiration           5%           10%
          Name                 (#)         Fiscal Year       ($/Share)         Date             ($)           ($)
          ----              ----------     ------------      ---------      ----------        --------    -----------
Brian H. McInerney            125,000           29.09%          $8.65           2011          $679,992    $ 1,723,234

Steven L. Murphy               25,000            5.83%          $7.95           2011          $124,993    $   316,756

W. David Walters               75,000           17.46%          $7.95           2011          $374,978    $   950,269

Glen A. Skumlien                1,500            0.35%          $8.00           2011          $  7,547    $    19,125

Luz E. Gonzales                 1,500            0.35%          $8.00           2011          $  7,547    $    19,125

Brian T. Nakagawa               1,500            0.35%          $8.00           2011          $  7,547    $    19,125

Aggregated Option Exercises in Fiscal 2001 and Fiscal Year-End Option Values

     The following table presents certain information regarding stock option exercises during fiscal 2001 and fiscal year-end option values of unexercised options for each of the Named Executive Officers.

                                                                                                   Value of
                                                                              Number of           Unexercised
                                                                             Unexercised         In-the-Money
                                                                               Options            Options At
                                 Shares Acquired                              at FY-End        Fiscal Year End
                                   on Exercise         Value Realized      # Exercisable/       $ Exercisable/
            Name                        (#)                   ($)          Unexercisable         Unexercisable
            ----                        ---                   ---          --------------      ----------------

Brian H. McInerney                      --                   --               25,000/100,000         $0/$0

Steven L. Murphy                        --                   --                12,500/62,500         $0/$0

W. David Walters                        --                   --                9,000/109,222         $0/$0

Glen A. Skumlien                        --                   --                35,500/28,222         $0/$0

Luz E. Gonzales                         --                   --                16,750/12,361         $0/$0

Brian T. Nakagawa                       --                   --                16,750/16,361         $0/$0

Compensation of Directors

     Effective January 1, 2002, the members of the Board of Directors are entitled to receive, in lieu of cash fees, supplemental grants of options to purchase common stock of the Company at the fair market value on the date the options are granted. See "1994 Stock Compensation Program". The cash equivalent values for these options are $26,750 per quarter for Mr. Norris as Chairman of the Board and $6,250 per quarter for the other outside directors. All members of the Board of Directors are reimbursed for expenses incurred in connection with their service on the Board.

1994 Stock Compensation Program

     The Company adopted its 1994 Stock Compensation Program (the "Program") to provide a means of encouraging certain officers, employees, directors, advisors and consultants of the Company and its subsidiaries or any parent company to obtain a proprietary interest in the enterprise and thereby create an additional incentive for such persons to further the Company's growth and development. The Program provides for the granting of options to certain officers, employees, directors, advisors and consultants of the Company and its subsidiaries or any parent company to purchase shares of the Company's common stock. The following description of the Program is qualified in its entirety by the full text of the Program, copies of which have been filed with the Securities and Exchange Commission.

     The Program is divided into two parts. Part I is the 1994 Employee Stock Option Plan and Part II is the 1994 Non-Employee Director Stock Option Plan. As described in further detail herein, Part I provides for discretionary grants of stock options to officers, employees, advisors and consultants of the Company. Such stock options may be either incentive stock options (each, an "ISO") under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options that are not intended to be, or do not qualify as, ISOs (each, an "NSO"), provided, however, that ISOs may be granted only to
                       --------  -------
employees of the Company. Part II provides for the non-discretionary annual grant of options to purchase 1,500 shares of the Company's common stock to each non-employee director of the Company. Stock options granted under Part II may only be NSOs. An ISO or NSO that is issued or issuable under the Program may be referred to herein as an "Option"; and the Common Stock issued or issuable upon exercise of an Option shall be referred to herein as "Stock". The holder of an Option may be referred to herein as a "holder" or "optionee". The Program is not an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), and, therefore, is not subject to the provisions of ERISA. The Program is not a qualified plan under Section 401(a) of the Code.

     Additionally, under both Parts I and II of the Program, directors of the Company receive supplemental grants of options to acquire the Company's common stock for their services as directors in lieu of cash fees. The supplemental options ("Supplemental Options") shall be granted each year on the date of the Company's Annual Meeting. The number of Supplemental Options granted to a director shall be the lesser of (i) the number whose value, as determined by an independent valuation expert retained by the Compensation Committee, is equivalent on the date of grant to the cash compensation which the director would otherwise have been entitled to receive for such year, or (ii) the number set by the Board of Directors in its discretion. In general, Supplemental Options will vest and become exercisable one year from the date of grant (or such longer period as the Compensation Committee may set) and will be exercisable at a price per share equal to the closing price of the Company's common stock on the exchange on which it is traded at the close of business on the first trading day preceding the date of grant. Supplemental Options will become immediately exercisable upon a director's death or disability or upon a Change of Control. If a director's membership on the Board of Directors ends for any reason other than death, disability or a Change in Control, then the number of Supplemental Options granted for the year in which the membership ends shall be reduced to reflect the amount of cash equivalent compensation actually earned by the director in that year and shall be immediately exercisable. Once any Supplemental Options become exercisable, they shall remain exercisable for the lesser of (i) five years after the date of grant or (ii) one year after the director's membership on the Board of Directors ends for any reason. Supplemental Options to non-employee directors may only be NSOs.

     The Program is administered by the Compensation Committee consisting of two or more disinterested members (non-employee directors who are only eligible for formula grants and Supplemental Grants under Part II of the Program). The Compensation Committee may, from time to time and subject to the provisions of the Program, adopt rules and regulations relating thereto and make all other determinations as it deems necessary or desirable for the administration of the Program. The Program is to be administered in accordance with Rule 16b-3 under the Exchange Act.

     The Compensation Committee may from time to time modify or amend the Program as it deems necessary or desirable but may not change an Option already granted without the written consent of the holder of such Option (or Stock issued on exercise thereof), except pursuant to the adjustments for changes in capital structure and certain business combinations described below and provided that the terms and provisions of the Program which determine the eligibility of non-employee directors under Part II and the amount, price and timing of any Options under Part II may not be amended more than once every six months except to conform with changes in the Code or ERISA. In addition, unless approved at an annual meeting or a special meeting by the holders of at least a majority of the outstanding shares of common stock entitled to vote thereon, no amendment or change shall be made in the Program materially increasing the total number of shares which may be issued under the Program.

     The Program will continue in effect until March 17, 2004 or until such earlier time as (i) Options have been granted and exercised with respect to all shares that are available under the Program or (ii) the Program is terminated by the Compensation Committee. The Compensation Committee shall have the right to suspend or terminate the Program at any time, but such suspension or termination shall not affect the exercise of Options then outstanding under the Program.

     The maximum numbers of shares of common stock issuable under Parts I and II of the Program are currently 800,000 and 500,000 respectively, subject to adjustment as described below. Such shares of common stock may be authorized and unissued shares or may be treasury shares. If any Options terminate or expire without having been exercised in full, the shares which were subject to the unexercised portion of such Options shall be available for issuance under the Plan. As of December 30, 2001, 8,375 Options had been exercised under Part I, and 6,000 Options had been exercised under Part II of the Program. 440,166 and 454,068 shares were reserved for issuance subject to outstanding Options under
Part I and II of the Program, respectively, and 351,459 and 39,932 shares were reserved for future grants of Options under Parts I and II of the Program, respectively.

     In the event of changes in the common stock by virtue of a stock dividend, stock split, reverse stock split, reclassification, combination or exchange of shares, or by reason of a merger, consolidation, recapitalization or reorganization involving the Company, the Compensation Committee will appropriately and proportionately adjust the maximum number and kind of shares as to which Options may be granted under the Program and will make a corresponding adjustment in the number and kind of shares issuable upon exercise of outstanding Options.

     Upon the occurrence of a Change of Control (as defined below), Options held by individuals who are employed by the Company (or who are members of the Board) as of the date of such Change of Control or who were terminated (or removed from the Board) in anticipation of such Change of Control shall immediately vest and become exercisable and in the event of a Change of Control of the type described in (i) below, such individuals shall have the right to require the Company to repurchase their Options for the difference between the fair market value of the underlying stock and the exercise price of the Options. "Change of Control" for purposes of this provision means (i) the acquisition by a person or entity, other than the Company, any officer or director of the Company or Kayne Anderson Investment Management, Inc., of over 50% of the Company's stock, (ii) approval by the shareholders of a merger, reorganization or consolidation that results in new ownership of the Company or (iii) approval by the shareholders of a liquidation of the Company or the disposition of substantially all of its assets.

     In the event the employment by the Company or any parent or subsidiary of the Company (or membership on the Board) of an optionee under the Program is terminated for any reason (other than death, disability, or termination for Cause), any Option held by such optionee may be exercised, during its term, within a period of 90 days after the date of such termination of employment (or membership on the Board) to the extent such option was exercisable at the time of such termination of employment (or membership on the Board), or, with respect to optionees under Part I only, within such other period, and subject to such terms and conditions, as may be prescribed by the Compensation Committee. In the event the employment by the Company or any parent or subsidiary of the Company (or membership on the Board) of an optionee under the Program is terminated due to death or disability, such optionee's Options shall immediately vest and become exercisable within a period of one year after the date of such termination of employment (or membership on the Board) or, with respect to optionees under Part I only, within such other period, and subject to such terms and conditions, as may be prescribed by the Compensation Committee. In the event such optionee was terminated (or removed from the Board) for Cause, all unexercised Options held by such optionee shall be forfeited and canceled. "Cause" is defined as (i) the willful failure to perform duties other than due to physical or mental incapacity, (ii) conviction for a felony, (iii) misconduct which is materially injurious to the Company or (iv) the willful commission of any fraud on the Company. Notwithstanding the foregoing, Supplemental Options generally will remain exercisable for the lesser of (i) 5 years after the date of grant of such options or (ii) one year after the director's membership on the Board ends for any reason.

     The Company has registered under the applicable securities laws the shares to be issued upon exercise of any Options and as a result such shares will be freely transferable under the Securities Act of 1933, as amended (the "Securities Act"), provided that shares acquired upon the exercise of Options held by "affiliates" (as defined in the Securities Act) of the Company may be resold by them only in compliance with Rule 144 under the Securities Act or as otherwise permitted under the Securities Act.

Proposed Amendment to the Program

     The Board of Directors has proposed an amendment (the "Amendment") to the Program to increase the maximum number of shares of common stock issuable under
Part II of the Program from 500,000 to 600,000 shares, subject to the approval of the stockholders of the Company as provided herein. The Amendment, approved by the Compensation Committee of the Board of Directors effective as of July 11, 2002, is set forth in its entirety on Exhibit I hereto.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE
           PROPOSED AMENDMENT TO THE 1994 STOCK COMPENSATION PROGRAM.

     The Company intends to file a registration statement with respect to the additional shares of common stock underlying the additional options promptly after approval of the Amendment is received.

Certain Relationships and Related-Party Transactions

     Kayne Anderson Capital Advisors, L.P. currently manages the Company's investment portfolio. Kayne Anderson Investment Management, Inc. is the general partner of Kayne Anderson Capital Advisors, L.P. Several board members are employed as senior executives of Kayne Anderson Investment Management, Inc. Such board members and Kayne Anderson Investment Management, Inc. are shareholders of the Company. The Company incurred costs of $13,000, $44,000, and $69,000 in 2001, 2000 and 1999 respectively, to Kayne Anderson Capital Advisors, L.P. in connection with investment management fees.

     Mr. Shlecter, a director of the Company, was the President of the North American practice of LEK Consulting Group during 1999. He is no longer employed by LEK Consulting Group. The Company incurred costs of $11,000 for consulting services provided by LEK Consulting Group during 1999 and did not use the consulting services of LEK Consulting Group during fiscal 2000 or 2001.

Litigation

     No director, officer, affiliate or beneficial owner of the Company, or any associate thereof, is a party adverse to the Company or any of its subsidiaries in any lawsuit nor has a material adverse interest thereto.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who own more than 10% of the Company's common stock to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Executive officers, directors and 10% stockholders are required by the Commission to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its executive officers, directors and greater than 10% beneficial owners have complied with all the filing requirements applicable to them with respect to transactions during fiscal 2001.

                      REPORT OF THE COMPENSATION COMMITTEE1
                            ON EXECUTIVE COMPENSATION

Compensation Philosophy

     The Compensation Committee's executive compensation philosophy is to provide competitive levels of compensation while establishing a strong, explicit link between executive compensation and the achievement of the Company's annual and long-term performance goals, rewarding above-average corporate performance, recognizing individual initiative and achievement, and assisting the Company in attracting and retaining highly-skilled management. This philosophy has been adhered to by developing incentive pay programs which provide competitive compensation and mirror Company performance. Both short-term and long-term incentive compensation are based on direct, explicit links to Company performance and the value received by stockholders.

     Fiscal 2001 Executive Compensation

     Cash compensation includes base salary and annual bonuses. Base salaries are set at competitive levels, with reference to the responsibilities undertaken by personnel and their experience. Annual salary adjustments are determined by reference to the Company's and the individual's performance, as well as the competitive marketplace generally. Annual bonuses are awarded based primarily on management's ability to achieve specified earnings levels.

     Stock-Based Incentives

     The Compensation Committee believes that it is essential to align the interests of the executives and other management personnel responsible for the growth of the Company with the interests of the Company's stockholders. The Compensation Committee believes that this alignment is best accomplished through the provision of stock-based incentives. Therefore, the Company has periodically granted stock options to officers, salaried employees, advisors, consultants and non-employee directors under the Company's stock option plans.

     Fiscal 2001 President and Chief Executive Officer Compensation

     Mr. McInerney's compensation as President and Chief Executive Officer of the Company for Fiscal year 2001 was determined by the Compensation Committee of the Board. Mr. McInerney was elected to serve as President and Chief Executive Officer in May 2001. For Fiscal 2001, the Compensation Committee determined that Mr. McInerney would be entitled to receive an annual base salary of $230,000 and a bonus of $115,000, subject to the Company's achievement of specified earnings levels. Mr. McInerney received a bonus of $75,000 when he joined the Company. For Fiscal 2001, Mr. McInerney earned a bonus of $115,000 which was paid in 2002.

     Summary

     After its review of the Company's existing programs, the Compensation Committee believes that the total compensation program for executives of the Company over the last fiscal year was competitive with the compensation programs provided by other Companies with which the Company competes for management talent. The Compensation Committee also believes that the annual bonuses and stock-based incentives provided opportunities to participants that are consistent with the returns that are generated on behalf of the Company's stockholders.

     Limitation of Tax Deduction for Executive Compensation

     The Omnibus Budget Reconciliation Act of 1993 (the "Act") prevents publicly traded companies from receiving a tax deduction on compensation paid to proxy-named executive officers in excess of $1 million annually, effective for compensation paid after 1993. Although the Compensation Committee has not adopted a policy relating to the Act, the Compensation Committee believes that there will be little, if any, impact from this limitation to the Company.

COMPENSATION COMMITTEE:

     William A. Armstrong
     Scott H. Shlecter
     Robert V. Sinnott

___________________

   1. Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the Report of the Compensation Committee on Executive Compensation shall not be incorporated by reference in any such filings.

                              PERFORMANCE GRAPH/2/

     The following graph compares the Company's cumulative total stockholder return on its Common Stock for the period from December 31, 1996, to December 31, 2001, with returns on, respectively, the American Stock Exchange Index and an industry index consisting of the Dow Jones Industry Group - Beverages, Soft Drinks. The return lines assume a $100 investment in the Company's common stock (or in the basket of stocks represented by the given index) at the beginning of the period presented.

              GLACIER WATER SERVICES, INC. STOCK PERFORMANCE GRAPH
                FROM DECEMBER 31, 1996 THROUGH DECEMBER 31, 2001

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
        AMONG GLACIER WATER SERVICES, INC., THE AMEX MARKET VALUE INDEX
                     AND THE DOW JONES US SOFT DRINKS INDEX


                        [PERFORMANCE GRAPH APPEARS HERE]


                                                          Cumulative Total Return
                                  ------------------------------------------------------------------------
                                       12/96      12/97       12/98       12/99       12/00       12/01
GLACIER WATER SERVICES, INC.          100.00      135.52      113.66       71.04       34.43       34.97
AMEX MARKET VALUE                     100.00      125.32      134.49      176.81      165.72      150.81
DOW JONES US SOFT DRINKS              100.00      132.66      138.14      115.73      134.46      116.72


* $100 Invested on 12/31/96 in stock or index-including reinvestment of dividends.
Fiscal year ending December 31.

____________________

    2 Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, this Performance Graph shall not be incorporated by reference in any such filings.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of June 1, 2002 certain information regarding the shares of Common Stock beneficially owned by each stockholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of Common Stock by each director and Named Executive Officer and by all executive officers and directors as a group.

                                                 Amount and
                                                 Nature of
                                                 Beneficial            Percent
Name of Beneficial Owner(1)                      Ownership             of Class
------------------------                         ----------            --------

William A. Armstrong (5)                             5,000                   *

William G. Bell (6)                                  1,000                   *

Richard A. Kayne (2) (3)                         1,718,684               57.89%

Peter H. Neuwirth (3) (7)                           86,085                2.96%

Charles A. Norris (3) (4)                          373,576               12.04%

Scott H. Shlecter (3) (8)                           53,142                1.83%

Robert V. Sinnott (3) (9)                           52,662                1.82%

Luz E. Gonzales (3)                                 14,375                 *

Brian H. McInerney (3)                              58,334                2.01%

Steven L. Murphy (3)                                18,750                 *

Brian T. Nakagawa (3)                               18,375                 *

William D. Walters (3)                              33,000                1.15%

Executive officers and directors
as a group (12 persons) (3)                      2,432,983               68.93%

------------------

*    Less than 1%.

(1) Unless otherwise indicated, the address of each of the stockholders named in this table is: c/o Glacier Water Services, Inc., 2651 La Mirada Drive #100, Vista, CA 92083-8435.

(2) The 1,718,684 shares include (i) 689,741 shares held directly by Mr. Kayne (including 20,492 shares which may be acquired within 60 days upon exercise of options) and (ii) 1,028,943 shares held by managed accounts of Kayne Anderson Capital Advisors, L.P. ("KACA"), a registered investment adviser. The shares held by managed accounts of KACA include the following shares held by investment funds for which KACA serves as general partner: 223,370 shares held by Kayne Anderson Non-Traditional Investments, L.P., 396,488 shares held by ARBCO Associates, L.P., 284,675 shares held by Kayne Anderson Diversified Capital Partners, L.P. and 71,385 shares held by Kayne Anderson Capital Partners, L.P. An additional 53,025 shares are held in other accounts managed by KACA. Mr. Kayne disclaims beneficial ownership of such shares held in the managed accounts. The address for Richard A. Kayne is c/o Kayne Anderson Investment Management, Inc., 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

(3) Shares beneficially owned include stock options exercisable within 60 days of June 1, 2002 in the amounts of 121,825 held by Mr. Kayne, 57,582 held by Mr. Neuwirth, 87,705 held by Mr. Norris, 51,942 held by Mr. Shlecter, 52,662 held by Mr. Sinnott, 14,375 held by Ms. Gonzales, 58,334 held by Mr. McInerney, 18,750 held by Mr. Murphy, 18,375 held by Mr. Nakagawa and 33,000 held by Mr. Walters.

(4) Shares beneficially owned include 168,421 shares acquirable within 60 days of June 1, 2002 upon conversion of Redeemable Convertible Preferred Stock held by Mr. Norris. The Address for Mr. Norris is c/o Kayne Anderson Investment Management, Inc., 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

(5) The address for Mr. Armstrong is c/o McKesson Corporation, One Post Street, Suite 37, San Francisco, California 94104.

(6) The address for Mr. Bell is c/o Tyler Mountain Water Company, One Commerce Drive, Pittsburgh, Pennsylvania 15239.

(7) The address for Mr. Neuwirth is c/o Advanced Engine Management, Inc., 474 Cuesta Way, Los Angeles, California 90077.

(8) Mr. Shlecter is a Portfolio Analyst for Kayne Anderson Capital Advisors, L.P., however, he disclaims beneficial ownership with respect to any shares held by Kayne Anderson Capital Advisors, L.P. or any of its affiliates. The address for Mr. Shlecter is c/o Kayne Anderson Capital Advisors, L.P., 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

(9) Mr. Sinnott is Senior Vice President of Kayne Anderson Investment Management, Inc., however, he disclaims beneficial ownership with respect to any shares held by Kayne Anderson Capital Advisors, L.P. or any of its affiliates. The address for Mr. Sinnott is c/o Kayne Anderson Investment Management, Inc., 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Glacier Water Board of Directors (the "Committee") comprises three independent directors and operates under a written charter adopted by the Board of Directors. The members of the Committee are Peter H. Neuwirth (Chair), Charles A. Norris and William G. Bell.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     In this context, the Committee has met and held discussions with management and the independent accountants. Management has represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

     Based upon the Committee's discussion with management and the independent accountants, the Committee has recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 30, 2001 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE:

Peter H. Neuwirth
Charles A. Norris
William G. Bell

                              FEES PAID TO AUDITORS

     Fees for all services provided by Arthur Andersen LLP for fiscal year 2001 were as follows:

     Audit Fees. Amounts billed by Arthur Andersen LLP related to the 2001
     ----------
annual financial statement audit and reviews of quarterly financial statements filed in the reports on Form 10-Q were approximately $78,000.

     Financial Information Systems Design and Implementation Fees. No amounts
     ------------------------------------------------------------
were billed by Arthur Andersen LLP in 2001 for financial information systems design and implementation services.

     All Other Fees. Amounts billed by Arthur Andersen LLP for all other
     --------------
professional services in 2001 were approximately $65,000.

         As part of its duties, the Audit Committee considered whether the provision of services other than audit services during fiscal year 2001 by Arthur Andersen LLP, the Company's independent public accountants, was compatible with maintaining the accountants' independence.

                              SELECTION OF AUDITORS

     We have not yet appointed an independent auditor for the 2002 fiscal year. The Audit Committee is currently monitoring litigation and regulatory investigations involving Arthur Andersen, our independent public accountants for fiscal 2001. In view of the rapid pace of these ongoing developments, the Audit Committee has decided that it is in the best interests of the Company and its shareholders to defer the selection of the Company's independent public accountants to audit its fiscal 2002 financial statements until further information becomes known about the status of Arthur Andersen LLP, and to allow adequate time for the Audit Committee to carefully consider alternative accounting firms. The selection of our independent public accountants is not expected to be decided until after the annual meeting. Accordingly, the Board of Directors will not request that the shareholders ratify the selection of the Company's independent public accountants. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                  ANNUAL REPORT

     The Annual Report of the Company, including financial statements for the fiscal year ended December 30, 2001, is being forwarded to each stockholder with this Proxy Statement. Stockholders may obtain a copy of the Annual Report without charge by writing to the Secretary of the Company.

                                  OTHER MATTERS

     The Board of Directors has no knowledge of any other matters which may come before the Annual Meeting. If any other matters shall properly come before the meeting, the persons named in the proxies will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

                            PROPOSALS OF STOCKHOLDERS

     Stockholder proposals, if any, which may be considered for inclusion in the Company's proxy materials for the 2003 Annual Meeting must be received by the Company at its offices at 2651 La Mirada Drive, Suite 100, Vista, CA 92083-8435, not later than February 22, 2003. Any material received after February 22, 2003 shall be considered as untimely presented.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The federal proxy rules specify what constitutes timely submission for a stockholder proposal to be included in the Proxy Statement, as discussed above under "Approvals of Stockholders Proposals". If a stockholder desires to bring business before an annual meeting which is not the subject of a proposal timely submitted for inclusion in the Proxy Statement, the stockholder must provide notice to the Company, attention to the Company Secretary, in writing of the business the stockholder proposes to bring before the annual meeting.

     If a stockholder wants to nominate a person for election to the Board other than a director nominated by the Nominating Committee, notice of the proposed nomination must be provided to the Secretary of the Company in the time period set forth in the previous paragraph in the case of the 2003 annual meeting and, in the case of a special meeting called for the purpose of electing directors, by the close of business on the tenth day following the day on which public disclosure of the date of the special meeting is made.

                           FORWARD LOOKING STATEMENTS

     This Proxy Statement contains "forward-looking" information, as that term is defined by the federal securities laws, about our financial condition, results of operations and business. You can find many of these statements by looking for words such as "may", "will", "expect", "anticipate", "believe", "estimate", and similar words used in this Proxy Statement. The forward-looking statements in this Proxy Statement are intended to be subject to the safe harbor protection provided by the federal securities laws.

     These forward-looking statements are subject to numerous assumptions, risks and uncertainties (including trade relations and competition that may cause our actual results to be materially different from any future results expressed or implied in those statements).

     Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution readers not to place undue reliance on these statements, which speak only as of the date of this Proxy Statement.

     The cautionary statements set forth above should be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. We do not undertake any obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

                                By Order of the Board of Directors

                                /s/ W. David Walters
                                W. David Walters
                                Senior Vice President,
                                Chief Financial Officer and Secretary

Dated:  June 11, 2002

                                    Exhibit I

                 NINTH AMENDMENT TO GLACIER WATER SERVICES, INC.
                         1994 STOCK COMPENSATION PROGRAM

1.   Purpose.
     -------
          The purpose of this Ninth Amendment to Glacier Water Services, Inc. 1994 Stock Compensation Program (the "Ninth Amendment") is to increase the maximum number of shares of common stock under the Program.

2.   Definitions.
     -----------
          Terms used in this Amendment and not defined herein shall have the meaning ascribed to them in the Glacier Water Services, Inc. 1994 Stock Compensation Program ( the "Program").

3.   Common Shares Subject to Options.
     --------------------------------
          Article 2 of the Program is amended by deleting the number "500,000" and replacing it with the number "600,000" in the second sentence thereof. Such number pertains to the maximum number of options for common stock to be granted under Part II of the 1994 Stock Compensation Program.

4.   Date of the Amendment and Approval of Shareholders.
     --------------------------------------------------
          This Ninth Amendment is effective as of July 11, 2002, and is subject to the approval by affirmative vote of the holders of a majority of the shares present, either in person or by proxy, and entitled to vote at a duly held meeting of the shareholders at which a quorum is present representing a majority of all outstanding shareholders either in person or by proxy. If such shareholder approval is not obtained, this Ninth Amendment shall have no further effect and any options granted in reliance of shareholder approval hereof shall be automatically canceled.

                          GLACIER WATER SERVICES, INC.

                 Annual Meeting of Stockholders -- July 11, 2002

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned stockholder of Glacier Water Services, Inc. (the "Company") hereby appoints Charles A. Norris and W. David Walters, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on July 11, 2002, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present, for the following purposes:

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED WILL BE VOTED FOR THE ADOPTION OF EACH PROPOSAL DESCRIBED ON THE REVERSE SIDE AND VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THE REVERSE HEREOF.

                (Continued and to be Signed on the reverse side)


                            . FOLD AND DETACH HERE .

                                                         Please mark your
                                                         votes as indicated  [X]
                                                         in this example


                                                        FOR each       WITHHOLD
Item 1.  ELECTION OF DIRECTORS                           nominee      AUTHORITY
                                                         listed      to vote for
NOMINEES:                                              (except as       each
                                                      marked to the    nominee
01 WILLIAM A. ARMSTRONG    02 PETER H. NEUWORTH         contrary)      listed
03 WILLIAM G. BELL         04 CHARLES A. NORRIS
05 RICHARD A. KAYNE        06 SCOTT H. SHLECTER            [_]          [_]
07 BRIAN H. MCINEANEY      08 ROBERT V. SINNOTT

INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

Item 2. Approval of an amendment to the 1994 Stock Compensation Program to increase the maximum number of the Company's common stock issuable under the Program.

                   FOR            AGAINST         ABSTAIN

                   [_]              [_]             [_]

Item 3. In their discretion upon such other matters as they properly come before the meeting.

          The undersigned hereby acknowledge receipt of the Notice of Annual Meeting and Proxy Statement dated June 11, 2002

          Dated: ________________________________________

          _______________________________________________
          (Signature)

          _______________________________________________
          (Signature)

          ______________________________________________
          (Print Name Here)

          Please sign your name or names, exactly as stenciled. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.

                            . FOLD AND DETACH HERE .